UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007 (October 24, 2007)

BANCORP RHODE ISLAND, INC.

(Exact name of registrant as specified in its charter)

Rhode Island

(State or other jurisdiction of incorporation)

333-33182	05-0509802
(Commission File Number)	(IRS Employer Identification Number)

One Turks Head Place, Providence, Rhode Island 02903

(Address of principal executive offices)

(401) 456-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

This Form 8-K/A is filed solely to correct the Form 8-K filed on October 26, 2007 which, due to a technical glitch in converting the “Word” document to HTML for filing on EDGAR, reflected Mr. DeRentis’ title incorrectly as “President” rather than as “Vice President”.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 24, 2007, the Boards of Directors of Bancorp Rhode Island, Inc. (the “Registrant”) and Bank Rhode Island, the Registrant’s wholly owned subsidiary (the “Bank”), approved an increase in the base salary of Linda H. Simmons, Chief Financial Officer from $231,000 to $270,000 effective as of October 1, 2007, in connection with Ms. Simmons’ assumption of significant additional responsibilities following the departure of Jeffrey W. Angus, former Vice President of the Registrant and Executive Vice President and Chief Operating Officer of the Bank, on September 28, 2007.

ITEM 9.01. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1 None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP RHODE ISLAND, INC.

By:	/s/ James V. DeRentis
_________________________________

James V. DeRentis

Vice President

Date: October 30, 2007